UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2015

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53121	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway

Suite 200

Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (720) 437-6580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 27, 2015, Aytu BioScience, Inc. (the “Company”) (formerly Rosewind Corporation), filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Company consummated its acquisition of ProstaScint (the “Product”) including certain intellectual property and contracts, the product approvals, inventory and work in process and assumed certain liabilities including those related to product approvals, sales and marketing pursuant to the asset purchase agreement dated May 20, 2015. This amendment to the Original Form 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited abbreviated financial statements of the Product as of June 30, 2014 and 2013 and the related statement of revenues and direct expenses for each of the years in the two-year period ended June 30, 2014, and the related independent auditors’ report of KPMG together with the unaudited abbreviated financial statements as of March 31, 2015 and the related statement of revenues and direct expenses for the nine month periods ended March 31, 2015 and 2014 are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations for the year ended June 30, 2014 and the nine months ended March 31, 2015, unaudited pro forma combined balance sheet as of March 31, 2015 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit 23.1	Consent of KPMG

Exhibit 99.1	Audited abbreviated financial statements of the Product

Exhibit 99.2	Unaudited pro forma combined financial statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2015

AYTU BIOSCIENCE, INC.

/s/ Gregory A. Gould Gregory A. Gould
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG

99.1	Audited abbreviated financial statements of the Product

99.2	Unaudited pro forma combined financial statements